UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 11, 2020

BrewBilt Manufacturing, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-55787	47-0990750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Spring Hill Road, Grass Valley, CA 95945
(Address of principal executive offices)

(530) 802-5023
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Inability to file Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 in a timely manner due to circumstances related to the COVID-19 global pandemic.

BrewBilt Manufacturing, Inc. (the “Company”) is unable to timely file its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2020 (the “10-Q”) due to circumstances related to COVID-19. Because of the impact of COVID-19, particularly on the Company’s accounting staff and outside advisors, the audit of the Company’s financial statements, and the completion and review of the Company’s financial statements to be included in the 10-Q will not be completed in the time required to timely file the 10-Q by the prescribed date.

We are relying on the SEC order dated March 25, 2020 (Release No. 34-88465, which supersedes the SEC’s order dated March 4, 2020 (Release No. 34-88318) to extend the due date for the filing of our 10-Q until June 29, 2020 (45 days after the original due date). We will work diligently to comply with such requirement, and at this time, management believes that the Company will be able to file the 10-Q by June 29, 2020.

Additional risk factor disclosure

The following is a risk factor applicable to the Company relating to the global COVID-19 pandemic.

We are subject to risks arising from the recent global outbreak of the COVID-19 coronavirus.

The recent outbreak of the COVID-19 coronavirus has spread across the globe and is impacting worldwide economic activity. A pandemic, including COVID-19 or other public health epidemic, poses the risk that we or our employees, suppliers, manufacturers and other commercial partners may be prevented from conducting business activities for an indefinite period of time, including due to the spread of the disease or shutdowns requested or mandated by governmental authorities. While it is not possible at this time to estimate the full impact that COVID-19 could have on our business, the continued spread of COVID-19 could disrupt our supply chain and the manufacture or shipment of our products, and our other activities, which could have a material adverse effect on our business, financial condition and results of operations. COVID-19 has also had an adverse impact on global economic conditions which could impair our ability to raise capital when needed. While we have not yet experienced any disruptions in our business or other negative consequences relating to COVID-19, the extent to which the COVID-19 pandemic impacts our results will depend on future developments that are highly uncertain and cannot be predicted.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrewBilt Manufacturing, Inc.

Date: May 11, 2020	By:	/s/ Jef Lewis
Jef Lewis, Chairman and CEO